UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2005

YOUNG BROADCASTING INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-25042	13-3339681
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

599 Lexington Avenue

New York, New York 10022

(Address of principal executive offices)

Registrant’s telephone number:  (212) 754-7070

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On September 26, 2005, the Registrant and the ABC television network entered into an agreement that renewed the affiliation between ABC and the Registrant’s WKRN, WATE, WBAY, WRIC and WTEN television stations.  The renewed ABC affiliations expire on December 31, 2009.  Under the new agreement, the Registrant will be receiving less network compensation than it received under the prior ABC affiliation agreement.

Item 8.01. Other Events.

On September 28, 2005, the Registrant issued a press release announcing the new affiliation agreement between the ABC television network and the Registrant’s WKRN, WATE, WBAY, WRIC and WTEN television stations.  A copy of the press release is being furnished as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)           Exhibits:

Exhibit No.	Description

99.1	Press Release dated September 28, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 30, 2005

Young Broadcasting Inc.

By:

/s/ James A. Morgan

James A. Morgan

Executive Vice President